UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2024

Restaurant Brands International Inc.

Restaurant Brands International Limited Partnership

(Exact name of Registrant as Specified in Its Charter)

Canada Ontario, Canada	001-36786 001-36787	98-1202754 98-1206431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 King Street West, Suite 300
Toronto, Ontario	M5X 1E1
(Address of Principal Executive Offices)	(Zip Code)

(905) 339-6011
Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange, Toronto Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B exchangeable limited partnership units	QSP	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD.

In connection with the acquisition described below, Restaurant Brands International Inc. (“RBI”) hereby furnishes the press release announcing the transaction attached hereto as Exhibit 99.1 and a copy of a presentation that RBI intends to share with investors attached hereto as Exhibit 99.2.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in any such filings.

Item 8.01.	Other Events.

On January 16, 2024, RBI and Carrols Restaurant Group, Inc. issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated January 16, 2024, by and between RBI, BK Cheshire Corp. and Carrols Restaurant Group, Inc., providing for the acquisition of Carrols Restaurant Group, Inc. by RBI, subject to the terms and conditions set forth therein. The transaction is expected to close in the second quarter of 2024, subject to the satisfaction of customary closing conditions, including receipt of required antitrust clearance.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 16, 2024
99.2	Investor Presentation dated January 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC.

RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

Date: January 16, 2024	By:	/s/ Jill Granat
	Name:	Jill Granat
	Title:	General Counsel and Secretary